                                AMENDMENT NO. 2
                                       TO
                            SHELTER OPTION AGREEMENT


         This Amendment No. 2 to Shelter Option Agreement (this "Amendment") is entered into as of December 30, 1997 by and among Insignia Financial Group, Inc. ("IFG"), SP IV Acquisition, L.L.C. ("SP IV"), Market Venture, L.L.C. ("Market Ventures"), Liquidity Assistance L.L.C. ("LAC") and Insignia Properties, L.P. (the "Partnership").

         WHEREAS, SP IV, Market Ventures, LAC and the Partnership entered into that certain Shelter Option Agreement dated as of December 30, 1996 (the "Original Agreement");

         WHEREAS, IFG, SP IV, Market Ventures, LAC and the Partnership entered into that certain Amendment No. 1 to Shelter Option Agreement dated as of June 17, 1997, which amended the Original Agreement as provided therein (as amended, the "Existing Agreement");

         WHEREAS, capitalized terms used but not defined herein have the meanings ascribed to them in the Existing Agreement;

         WHEREAS, on September 1, 1997, the Partnership exercised the option granted under the Existing Agreement by delivering an option exercise notice (the "Exercise Notice"), with the transfer of Units pursuant thereto to be effective as of 12:00 Midnight on December 31, 1997;

         WHEREAS, subsequent to the date of the Existing Agreement and the Exercise Notice, LAC and SP IV Acquisition, L.L.C. each transferred all of the Units held by them to Market Ventures, and Market Ventures acquired additional Units from unaffiliated third parties in private or open market transactions, with the result that as of the date hereof (i) Market Ventures owns a total of 11,747 Units and IFG owns a total of 4,263 Units, and (ii) neither LAC nor SP IV (nor any other affiliate of IFG) owns any Units;

         NOW, THEREFORE, in consideration of the premises and the desire of the parties to amend the Existing Agreement to account for the transfers described in the preceding paragraph and to grant to the Partnership an option to acquire the additional Units acquired by Market Ventures from unaffiliated third parties, the parties hereby agree as follows:

         1. The previously delivered Exercise Notice shall be void and of no effect.

         2. The term "Unitholder" in the Existing Agreement is hereby amended to mean only IFG and Market Ventures.

         3. The term "Units" in the Existing Agreement is hereby amended to mean the 4,263 Units owned by IFG and the 11,747 Units owned by Market Ventures.

         4. Section 1 of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

             "Each Unitholder hereby grants to the Partnership the option to acquire the Units owned by such Unitholder in exchange for an aggregate (for all of the Units) of 1,106,448 JP Units of the Partnership ("LP Units"), all of which shall be issued to IFG. The option may be exercised by the Partnership, in whole or in part, at any time or from time to time, on or before December 31, 1997."

         5. Except as described herein, the Existing Agreement is not amended, waived or modified in any way and shall continue in full force and effect.




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



         IN WITNESS WHEREOF, each of IFG, SP IV, Market Ventures, LAC and the Partnership has caused this Amendment to be duly executed on its behalf as of the date first above written.

                                    INSIGNIA FINANCIAL GROUP, INC.

                                    By:
                                        -------------------------
                                          Jeffrey P. Cohen
                                          Senior Vice President

                                    SP IV ACQUISITION, L.L.C.

                                    By: Insignia Financial Group, Inc.,
                                           its Member

                                    By:
                                        -------------------------
                                          Jeffrey P. Cohen
                                          Senior Vice President

                                    MARKET VENTURES, L.L.C.

                                    By: Insignia Financial Group, Inc.,
                                           its Member

                                    By:
                                        -------------------------
                                          Jeffrey P. Cohen
                                          Senior Vice President

                                    LIQUIDITY ASSISTANCE L.L.C.

                                    By: Insignia Financial Group, Inc.,
                                           its Member

                                    By:
                                        -------------------------
                                          Jeffrey P. Cohen
                                          Senior Vice President

                                    INSIGNIA PROPERTIES, L.P.

                                    By: Insignia Properties Trust,
                                           its General Partner

                                    By:
                                        -------------------------
                                          Jeffrey P. Cohen
                                          Senior Vice President



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